Exhibit 10.3

Shanghai Pudong Development Bank

(For Short Term Working Capital Loan)

(English Translation)

The number of the contract: 71012007280134

Borrower:              FuXin HengRui Technology Co., Ltd

Lender:                Shanghai PuDong Development Bank

1.    The Loan

1.1 The amount of the loan: RMB 30,000,000
1.2 The term of the loan: 1 year, commencing from May, 2007 to May, 2008 (the “Maturity Date”)

1.3 Borrower can only use the loan for purpose of business operation in short term. Any other use is prohibited.

2. Interest Rate and Calculation of the Interest Rate
2.1 Interest rate
  The interest rate of this loan in this contract is 6.39%.

2.2 The accruals of interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed.

2.3 Interest accrued shall be paid by Borrower monthly on the 20th day of each month.

3. Draw and Payment

3.1 Borrower must meet the following prerequisite conditions before or Lender is not obligated to provide the loan.

1) Borrower shall submit a written application for the loan and documents in accordance with the requirement of Lender.

2) Borrower shall acquire/consummate the related approval, registration and other mandatory. requirements, and shall have the Contract notarized under Lender’s request.

3) The guarantee should be kept effective if the bank loan under the Contract is secured loan.

4) No occurrence of the breach of the contract under article seven.

3.2

1) Borrower can request the loan before three banking days starting on the date when the prerequisite conditions are met.

2) Lender shall disburse the loan in a timely manner.

3.3 Lender can declare the entire outstanding principal balance of the loan provided Borrow defaults in draw in accordance with the drawing procedure aforesaid.

3.4 Borrower shall make the payment in a timely manner.

3.5 The prepayment is subject to Lender’s approval

4 Representative and Warranties

4.1 Borrower is incorporated in consistent with all the applicable laws

4.2 The Contract is binding for Borrower whose authorized representative has executed the contract

4.3 The Borrower is duly organized, validly existing and in good standing under Chinese laws, and is duly qualified to conduct business and the performance of this Agreement and respective specific agreements is within the Borrower’s powers;

4.4 All the financial statements issued by Borrower truthfully, thoroughly, accurately reflect the financial conditions of which.

4.5 Borrower shall disclose all the necessary information.

5. Covenants

Borrower hereby covenants:

5.1 Borrower shall use the loan in accordance with the Contract and laws, and disclose the financial information requested by Lender

5.2 Borrower shall not adversely affect the interests of Lender before the debt preservation with written consent of Lender

5.3 Borrower shall not dispose its all or the majority of the assets without written consent of Lender

5.4 Borrower shall pay off its debts according to their legal priorities. Borrower cannot entered into any contract that renders this loan subordinated.

5.5 Borrower must pay the loan interest in RMB.

5.6 Borrower must provide new guarantee in timely manner upon the occurrence of the events that substantially adversely affects its capacity to timely payments when due.

6 Collaterals

6.1 Borrower, FuXin HengRui Technology Co., Ltd, provides its owned land and real estate as collateral, the number of guarantee contract is 207101200728013401.

7. Breaches

7.1 Breaches of the Agreement on the part of Borrower occur upon the occurrence of any of the following:
i.   Misrepresentation of material information regarding Borrower’s financial status

ii.   In breach of Article 5 under the Contract

i.

Default in payment when it is due

ii.

The debts under other loan contracts are declared to be due caused by the breaches of which

iii.

Investors of Borrowers transfer the assets or transfer the equities without consent

iv.

Breaches of Contract by the Mortgagor

7.2 Lender do not provide loan to Borrower except the Article 7.1

8 Remedies

In the event of breaches of this agreement by Borrower, Lender can declare the entire outstanding principal balance of the loan, together with all accrued but unpaid interest immediate due and payable, or stop disbursement of the loan.

 9. Others

 9.1 Choice of forum
 Dispute arising from this agreement shall be adjudicated by the court in the jurisdiction where Lender domiciles.
 9.2.  Effectiveness, and Termination of the Agreement
 9.3  There are 2 copies of this agreement.

FuXin HengRui Technology Co.,Ltd.
/s/ LiHui Song
Seal

Shanghai PuDong Development Bank ShenYang Branch
/s/ GangZhi Wang
Seal